Supplement dated November 14, 2017 to the

PNC Funds Statement of Additional Information

dated September 28, 2017

PNC Bond Fund

PNC Government Mortgage Fund

PNC Intermediate Bond Fund

PNC Total Return Advantage Fund

Effective November 14, 2017, Jason Weber, CFA, will become an Assistant Portfolio Manager of PNC Bond Fund and PNC Total Return Advantage Fund.  Mr. Weber’s title with respect to PNC Government Mortgage Fund will change to Assistant Portfolio Manager.  Also effective on November 14, 2017, Mark Lozina, CFA, will no longer serve as a portfolio manager of PNC Bond Fund, PNC Intermediate Bond Fund, and PNC Total Return Advantage Fund. Mr. Lozina will still serve as a Portfolio Manager for PNC Government Mortgage Fund, PNC Limited Maturity Bond Fund, and PNC Ultra Short Bond Fund. In addition, effective on November 14, 2017, the titles of Jeffery Bryant, CFA and John Graziani will change to Assistant Portfolio Manager (PNC Intermediate Bond Fund) and Portfolio Manager (PNC Bond Fund and PNC Total Return Advantage Fund), respectively.

The “Dollar Range of Fund Shares Beneficially Owned” chart beginning on page 111 of the SAI is amended to add the following:

Dollar Range of Fund Shares Beneficially Owned

Bond Fund
Jason Weber, CFA	None

Total Return Advantage Fund
Jason Weber, CFA	None

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-PCA-1117